UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐  Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

☒  Definitive Additional Materials

☐  Solicitation Material Under Rule 14a-12

Utah Medical Products, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒  No fee required.

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

On April 4, 2023, Utah Medical Products, Inc. (the “Company”) filed its Definitive Proxy Statement (the “Proxy Statement”) with the Securities and Exchange Commission (“SEC”). The Proxy Statement was filed in connection with the Company’s 2023 Annual Meeting of Stockholders to be held on May 5, 2023.

This supplement to the Proxy Statement is being filed to add a fifth proposal inserted as Proposal No. 5, which is an advisory vote on the frequency of holding an advisory vote on compensation of the Company’s named executive officers, which is required by SEC rules to be included every six years regardless of a company’s frequency of holding “say-on-pay” votes historically. The Company is asking its stockholders to vote, on an advisory and non-binding basis, with respect to the frequency of holding of an advisory vote on executive compensation, as described in this Supplement to Proxy Statement dated April 12, 2023 (the “Supplement”). The Board’s recommendation is that the Company continue to hold such an advisory vote on an annual basis and that the stockholders therefore vote for a frequency of “EVERY YEAR”.

This supplement includes (i) the updated Notice of Annual Meeting of Stockholders reflecting the addition of Proposal No. 5; (ii) the Supplement, which adds Proposal No. 5 to the Proxy Statement; and (iii) the proxy card to be distributed to the Company’s stockholders reflecting the addition of Proposal No. 5. No other changes are being made to the Proxy Statement.

UTAH MEDICAL PRODUCTS, INC.

7043 South 300 West

Midvale, Utah  84047

(801) 566-1200

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 5, 2023

TO THE STOCKHOLDERS OF UTAH MEDICAL PRODUCTS, INC.

The Annual Meeting of Stockholders (the “Annual Meeting”) of UTAH MEDICAL PRODUCTS, INC. (the “Company” or “UTMD”), will be held on May 5, 2023, at 12:00 noon local time, for the following purposes:

(1)To elect two directors to serve terms expiring at the 2026 Annual Meeting and until successors are elected and qualified;

(2)To approve the 2023 Employees’ and Directors’ Incentive Plan;

(3)To ratify the selection of Haynie & Company as the Company’s independent public accounting firm for the year ending December 31, 2023;

(4)To hold an advisory vote on the Company’s executive compensation program; and

(5)To hold a non-binding advisory vote of the Company’s stockholders regarding the frequency with which the Company’s stockholders shall have the advisory, non-binding say-on-pay vote on compensation paid to its named executive officers.

UTMD’s Board of Directors recommends a vote “FOR” the nominated directors, whose backgrounds are described in the initial Proxy Statement, “FOR” the 2023 Incentive Plan, “FOR” ratification of Haynie & Company, “FOR” approval of the Company’s executive compensation program, and “EVERY YEAR” on the frequency of future stockholder votes on the Company’s executive compensation program.

Only stockholders of record at the close of business on March 3, 2023 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting.

The Proxy Statement, this Proxy Statement supplement and form of proxy are being first furnished to stockholders of the Company on approximately April 14, 2023.

THE VOTE OF EACH STOCKHOLDER AT THE ANNUAL MEETING IS IMPORTANT, AND EACH STOCKHOLDER IS ENCOURAGED TO SUBMIT ITS PROXY.

BY ORDER OF THE BOARD OF DIRECTORS

Kevin L. Cornwell, Secretary

Salt Lake City, Utah

Dated: April 12, 2023

PLEASE PROMPTLY FILL IN, SIGN, DATE AND RETURN THE ENCLOSED PROXY, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING.

If your shares are held in the name of a third party brokerage firm, nominee, or other institution, only that third party can vote your shares.  In that case, please promptly contact the third party responsible for your account and give instructions how your shares should be voted.

We consider your vote important and encourage you to vote as soon as possible.

Supplement to the Proxy Statement

for the 2023 Annual Meeting of Stockholders to be held Friday, May 5, 2023

On April 4, 2023, UTMD filed its proxy statement (the “Proxy Statement”) relating to the Annual Meeting of Stockholders of the Company to be held on Friday, May 5, 2023 (the “Annual Meeting”) with the Securities and Exchange Commission (the “SEC”) and made it available to stockholders on the Internet.

Subsequent to that date, we determined that we had inadvertently omitted the required proposal to stockholders regarding the frequency of future advisory votes regarding the compensation of the Company’s named executive officers. This Supplement has been prepared to provide stockholders with information regarding a new non-binding, advisory vote regarding the frequency with which the Company’s stockholders shall have the advisory, non-binding say-on-pay vote on compensation paid to its named executive officers (the “Say-On-Frequency Proposal”).

This Supplement is being furnished to stockholders of record at the close of business on March 3, 2023, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or at any adjournments thereof, pursuant to the accompanying Amended Notice of Annual Meeting of Stockholders. This Supplement and the Amended Notice of Annual Meeting of Stockholders supplement and amend the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated March 17, 2023, previously made available to UTMD stockholders. This Supplement does not provide all of the information that is important to your decision at the Annual Meeting. Additional information is included in the Proxy Statement that was previously made available to stockholders. We encourage you to carefully read this Supplement together with the initial Proxy Statement.

Stockholders of record are receiving the proxy card enclosed with this Supplement that includes the Say-On-Frequency Proposal under Proposal No. 5. Stockholders of record may vote on all five proposals by submitting the proxy card enclosed with this Supplement. Properly executed proxies that do not contain voting instructions for any item will be voted in accordance with the recommendations of the Board of Directors.

IT IS IMPORTANT TO INDICATE YOUR VOTE ON EACH PROPOSAL ON THE NEW PROXY CARD.

Except for the addition of Proposal No. 5, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement.

FREQUENCY OF ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION — PROPOSAL NO. 5 ON THE PROXY CARD

In Proposal No. 4, stockholders are asked to cast a non-binding advisory vote with respect to the Company‘s executive compensation program, which is described in the section titled “Compensation Discussion and Analysis” and in the related compensation tables and narrative discussion in the Proxy Statement. This advisory vote is typically referred to as a “say-on-pay” vote.

In this Proposal No. 5, the Board of Directors is also asking stockholders to cast a non-binding advisory vote on how frequently say-on-pay votes should be held in the future. Stockholders will be able to cast their votes on whether to hold say-on-pay votes every one, two or three years. Alternatively, you may abstain from casting a vote. The frequency receiving the greatest number of votes will be the frequency recommended by the stockholders. Abstentions and broker non-votes are not considered votes cast for any frequency.

The Board of Directors recommends that the advisory vote on executive compensation be held every year. An annual vote will allow stockholders to provide regular timely input on the important subject of executive compensation, and allow the Company’s Compensation and Benefits Committee to consider any issue of concern to stockholders as promptly as possible. Although the vote on the frequency of advisory votes on executive compensation is not binding, the Compensation and Benefits Committee and the Board of Directors will consider the result of the vote when determining what the frequency will be.

The Board of Directors of the Company unanimously recommends that you vote for a frequency of “EVERY YEAR” on Proposal 5.

PROXY

Annual Meeting of the Stockholders of(This Proxy is Solicited on Behalf

Utah Medical Products, Inc.of the Board of Directors)

The undersigned hereby appoint Kevin L. Cornwell and Brian L. Koopman, and each of them, proxies, with full power of substitution, to vote the shares of common stock of Utah Medical Products, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the corporate offices of the Company, 7043 South 300 West, Midvale, Utah, on May 5, 2023, at 12:00 noon, local time, and any postponement or adjournment(s) thereof, such proxies being directed to vote as specified below.  If no instructions are specified, such proxies will be voted “FOR” proposals 1-4 and “EVERY YEAR” for proposal 5.

To vote in accordance with the Board of Directors' recommendations, sign below; check the "FOR" boxes on proposals 1-4.  To vote against any of the board’s recommendations on proposals 1-4 and “EVERY YEAR” on proposal 5, check the appropriate box(es) marked "WITHHOLD@ or AAGAINST," below.

(1)To elect two directors of the Company to serve a three year term and until their successor is elected and qualified;

Ernst G. Hoyer: FOR   GWITHHOLD   G

James H. Beeson: FOR   GWITHHOLD   G

(2)To approve the 2023 Employees’ and Directors’ Incentive Plan;

FOR  GAGAINST  G ABSTAIN  G

(3)To ratify the selection of Haynie & Company as the Company’s independent public accounting firm for the year ending December 31, 2023;

FOR  GAGAINST  G ABSTAIN  G

(4)To approve, by advisory vote, the Company’s executive compensation program;

FOR GAGAINST G ABSTAIN G

(5)To approve, by advisory vote, the frequency of future advisory votes on the Company’s executive compensation program;

EVERY YEAR G EVERY TWO YEARS G EVERY THREE YEARS G  ABSTAIN G

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS IN THE RECORDS OF THE COMPANY.  WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.  IF YOUR SHARES ARE HELD AT A BROKERAGE HOUSE, PLEASE INDICATE THE NAME OF THE BROKERAGE HOUSE AND THE NUMBER OF SHARES HELD.

Dated                                                           No. of Shares ________________________________

Signature                                                       Signature (if held jointly) _______________________

Print Name                                                    Print Name __________________________________

PLEASE ACT PROMPTLY

PLEASE MARK, SIGN, DATE, AND RETURN PROXY IN THE BUSINESS REPLY ENVELOPE PROVIDED.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on May 5, 2023 - the proxy statement and annual report are available at www.utahmed.com/annual-reports-proxy-materials.html.

Utah Medical Products, Inc.

7043 South 300 West

Midvale, Utah 84047